DELAWARE(SM)
INVESTMENTS
-----------

Delaware Trend Fund


Growth of Capital

1999 SEMI-ANNUAL REPORT

[Growth of Capital Artwork]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS

Letter to Shareholders                                          1

Portfolio
Management Review                                               3

Performance Summary
   Delaware Trend Fund                                          6

Financial Statements

   Statement of Net Assets                                      7

   Financial Highlights                                        11

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide conservative investment alternatives within any given asset class.

Consistent

[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion as of December 31, 1999.

Comprehensive

[ ] We offer over 60 mutual funds in these asset classes to provide style diversification within the Delaware Investments Family.

   o Large-cap equity                o High-yield bonds
   o Small-cap equity                o Investment grade bonds
   o Mid-cap equity                  o Municipal bonds (24 single-state funds)
   o International equity            o International fixed-income
   o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.


(C)Delaware Distributors, L.P.

Dear Shareholder


[Growth of Capital Artwork]


January 7, 2000

Recap of Events - The U.S. stock market has barreled along ahead of consensus expectations over the last six months. In addition, a healthy U.S. economy helped support global economic recovery, especially in emerging markets regions such as Asia and Latin America.

An improving global outlook reduced demand for U.S. government debt since June 30, 1999, reducing U.S. bond prices and pushing yields higher. The Dow Jones Industrial Average reached record highs in the fall of 1999. The success of the Dow was primarily driven by stocks of some very large, successful companies. Medium size and smaller stocks, for the most part, remained on the sidelines.

The success of the stock market in the summer did, however, heighten inflationary concerns. The Federal Reserve responded by raising interest rates three times on June 30th, August 24th and November 16th. These three increases took back the last of three quarter-point reductions made in the fall of 1998 in response to the global financial crisis and returned the rate to its level 14 months ago.

Although the Federal Reserve raised interest rates in 1999 for the first time since March 1997, the U.S. stock market seemed virtually unphased by the event. The Dow Jones Industrial Average and Nasdaq Composite equity indexes both went on to finish the year at record highs (Source: Bloomberg).

Delaware Trend Fund provided a significant total return of +42.18%
(for Class A shares with distributions reinvested at net asset value) for the six months ended December 31, 1999. Your fund significantly outperformed its primary benchmark, the Russell 2000 Growth Index, which returned +28.64% for the same period.

Average Annual Total Returns
For Periods Ended 12/31/99                             Six Months                One Year                 10 Years
------------------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund A Class                              +42.18%                  +71.33%                  +20.59%
------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                +28.64%                  +43.10%                  +13.51%
Standard & Poor's 500 Index                               +7.70%                  +21.05%                  +18.21%
Lipper Small-Cap Growth
  Funds Average                                          +42.50% (254 funds)      +60.18% (242 funds)      +17.73% (21 funds)
------------------------------------------------------------------------------------------------------------------------------

All performance quote above assumes reinvestment of distributions. Delaware Trend Fund results are at net asset value. Performance for other fund classes will vary and can be found on page 5. The unmanaged Russell 2000 Growth Index is a measure of small-capitalization company stocks that exhibit growth characteristics as defined by Frank Russell Company. The Standard & Poor's 500 Index is an unmanaged composite of large company stocks. The Lipper Small-Cap Growth Funds Average is the average of all growth oriented small-cap Funds tracked by Lipper Analytical. Lipper's new fund classifications also places Delaware Trend Fund in the Lipper mid-cap growth category. Returns for Lipper's mid-cap growth category were +46.03%, +72.68% and +18.17% for the six-months, one-year and ten-year periods, respectively. Past performance does not guarantee future returns. You cannot invest directly in an index.

DELAWARE TREND FUND PROVIDED A SIGNIFICANT TOTAL RETURN OF +42.18% (FOR CLASS A SHARES WITH DISTRIBUTIONS REINVESTED AT NET ASSET VALUE) FOR THE SIX MONTHS ENDED DECEMBER 31, 1999.

Market Outlook - Delaware Trend Fund's management team takes a methodical, long-term approach. Your Fund's management team led by Gerry Frey, systematically sort through hundreds of companies every day. They not only research them, but also conduct extensive interviews with management.

Small cap stocks represent nearly 85% of the listed companies on the three major exchanges as of December 31, 1999 (Source: Bloomberg). Given the number of small cap stocks and the return potential they offer over longer periods, we believe they will continue to be an effective tool for portfolio diversification.

Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
--------------------                      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments

[Growth of Capital Artwork]


PORTFOLIO MANAGEMENT REVIEW
---------------------------

             Gerald S. Frey
   Senior Portfolio Manager
Delaware Management Company
            January 7, 2000


OUR SIX-MEMBER RESEARCH TEAM IS ORGANIZED SO THAT EACH TEAM MEMBER HAS PRIMARY RESPONSIBILITY FOR SPECIFIC SECTORS. WE BELIEVE OUR TEAM APPROACH IS A SUCCESSFUL WAY TO UNCOVER ATTRACTIVE STOCKS FOR YOUR PORTFOLIO.


Delaware Trend Fund provided a +42.18% return for the six months period ended December 31, 1999 (Class A shares with distributions reinvested and without the effect of sales charge.) Driving your Fund's strong performance was our disciplined stock selection process.

We believe that diversification is essential in attempting to manage the increased risk related to individual companies in this volatile sector of the market. Delaware Trend Fund is consistently well-diversified across sectors, such as technology, health care, and consumer services. When selecting stocks, we look for the following characteristics:

   o Attractive sales and earnings prospects relative to their competition

   o Market leaders

   o Strong product cycles and innovative concepts and

   o Favorable industry trends

We focus on small, emerging growth companies that appear to have the ability to profit by changing or dominant industry trends. Our six-member research team is organized so that each team member has primary responsibility for specific sectors. We believe our team approach is a successful way to uncover these attractive stocks for your portfolio.

Highlights

Technology

Technology stocks performed well for Delaware Trend Fund for the six month period ending December 31, 1999. We attribute the strong performance in this sector primarily to our positions in electronics and electrical equipment companies. We continue to see strong profit margins for small cap stocks operating in the electronics segment of the technology sector. We believe this sector will continue to grow over the coming six months. An example of such a company is Applied Micro Circuits, 5.0% of your Fund's total assets and your Fund's largest holding as of December 31.

Applied Micro Circuits designs, develops, manufacturers and markets high-performance, high bandwidth silicon solutions for the world's communications infrastructure. With the rise of such new communications products as interactive television, this San Diego based company has become an important new player in high speed networking solutions.

MANY OF OUR CONSUMER STOCK SELECTIONS PERFORMED WELL IN THE SECOND HALF OF FISCAL 1999


Portfolio Characteristics

December 31, 1999
--------------------------------------------------------------------------------
Beta*:                                                          1.35
--------------------------------------------------------------------------------
P/E Ratio**:                                                   33.0x
--------------------------------------------------------------------------------
Median Company Size:                                    $4.6 billion
--------------------------------------------------------------------------------
Portfolio Turnover:                                              38%
--------------------------------------------------------------------------------

Top Five Sectors

Computers & Technology:                                        13.6%
--------------------------------------------------------------------------------
Electronics:                                                   16.0%
--------------------------------------------------------------------------------
Telecommunications:                                            13.6%
--------------------------------------------------------------------------------
Retail:                                                        13.1%
--------------------------------------------------------------------------------
Cable, Media & Publishing:                                     10.6%
--------------------------------------------------------------------------------

Over the past six quarters, Applied Micro Circuits has seen its earnings steadily increase at an average rate of over 50%. With growing recognition in the technology industry, the company was recently added to the NASDAQ-100 Index, which includes notable domestic and international issues listed on the NASDAQ stock exchange.


Health Care

Performance in the health care industry generally has been disappointing, prompting us to keep the number of holdings low in this area. We have, however, found some noteworthy stocks in the pharmaceutical sub-sector of health care. We continue to hold United Therapeutics, which represented 1.05% of your Fund's total assets as of December 31, 1999.

United Therapeutics develops pharmaceuticals to treat vascular diseases such as pulmonary hypertension and peripheral vascular disease. The company's lead products are stable synthetic forms and are delivered either orally or subcutaneously. Although quarterly earnings have been negative for the last four quarters, they have outperformed Wall Street analysts' expectations. We continue to believe this part of the healthcare industry holds significant capital appreciation potential.


Consumer Stocks

Many of our consumer stock selections performed well in the second half of fiscal 1999 as both the stock market and consumer confidence soared. Our positions included a combination of retailers and consumer service companies.

Despite the strength of the overall sector, one of our top consumer holdings was also one of our worst performers. Dave & Buster's, a Dallas-based company, operates 22 entertainment centers that combine a casual drinking environment and an adult "fun-plex" under one roof.

Unfortunately, the shares of Dave & Buster's fell sharply in late August 1999 after the restaurant operator said second-quarter earnings would be about half of analysts' forecasts (Source: Bloomberg). We took note of this earnings shortfall and sold our position in the stock.


 *Beta, which is based on monthly returns for the last three years, measures volatility relative to the S&P 500, which has a beta of 1.

**Average weighted P/E ratio is based on First Call fiscal 1999 forward earnings estimates as of December 31, 1999.

WE REMAIN CONVINCED THAT OVER THE LONG TERM, SMALLER COMPANIES OFFER INVESTORS SUBSTANTIAL OPPORTUNITIES FOR CAPITAL APPRECIATION.



Outlook

Large cap stocks dominated small cap stocks throughout fiscal 1999 until approximately late September (Source: Bloomberg). In the last three months of fiscal 1999, however, we witnessed small cap stocks starting to stage a comeback. As investors became more confident in the U.S. economy's ability to sustain the longest peacetime expansion on record, they returned to the small cap market.

We remain confident that over the long term, smaller companies offer investors substantial opportunities for capital appreciation. Although past market activity does not ensure future results and we certainly can't predict it, we are optimistic as we have witnessed powerful rallies by small company stocks, often in environments similar to what we are now experiencing.


Portfolio Composition                                    Percent of Net Assets
Common Stock                                                   93.3%
Cash & Other Assets                                             6.7%
--------------------------------------------------------------------------------
Top Portfolio Holdings
Company                                 Principal Business          Percent of Net Assets

   1.    Applied Micro Circuits         Electronics                         5.0%
   2.    Veritas Software               Storage Management Software         4.8%
   3.    Network Appliance              Network Data Storage                4.6%
   4.    Micrel                         Integrated Circuits                 3.9%
   5.    Gemstar International          Recording Products                  3.8%
   6.    Nextlink Communications        Communications                      3.7%
   7.    PMC-Sierra                     Integrated Circuits                 3.1%
   8.    Dollar Tree Stores             Discount Stores                     2.9%
   9.    Mettler-Toledo International   Weighting Instruments               2.4%
   10.   USA Networks                   TV Sales/Stations                   2.2%

Delaware Trend Fund

FUND BASICS
-----------

Fund Objectives

Seeks to provide long-term capital appreciation by investing primarily in emerging and other growth-oriented companies.

Asset Under Management
$1.1 billion

Number of Holdings
78

Fund Start Date
October 3, 1968

Your Fund Manager

Gerald S. Frey who leads the management team, received a Bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

NASDAQ Symbols
Class A          DELTX
Class B          DERBX
Class C          DETCX



(Growth of Capital Artwork)

FUND PERFORMANCE

Average Annual Returns
Through December 31, 1999                                     Lifetime   10 Years    Five Years   One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 10/3/85)
   Excluding Sales Charge                                     +11.30%     +20.59%      +29.67%     +71.33%
   Including Sales Charge                                     +11.09%     +19.88%      +28.14%     +61.51%
----------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                                     +26.03%                              +70.12%
   Including Sales Charge                                     +25.96%                              +65.12%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                     +26.41%                              +70.14%
   Including Sales Charge                                     +26.41%                              +65.14%
----------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. B and C Class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth six months. Lifetime performance excluding sales charge assumes the investment was not redeemed.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class Shares are available without sales or asset-based distribution.

Average Annual Returns
Through December 31, 1999                                    Lifetime    10 Years    Five Years   One Year
----------------------------------------------------------------------------------------------------------
   Institutional Class (Est. 11/20/92)                        +11.37%     +20.80%      +30.01%     +71.82%
----------------------------------------------------------------------------------------------------------
   NASDAQ Symbol Institutional Class: DGTIX

Statement of Net Assets

Delaware Group Equity Funds III  --   DELAWARE TREND FUND
                                      --------------------

                                                         Number of     Market
December 31, 1999 (Unaudited)                             Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 93.34%
 Banking, Finance & Insurance - 4.18%
 Ambac Financial Group ................................   273,700  $ 14,283,719
 Doral Financial ......................................   358,600     4,415,263
 Metris ...............................................   356,500    12,722,594
*Sovereign Bancorp ....................................   515,600     3,842,831
 Webster Financial ....................................   387,300     9,125,756
                                                                   ------------
                                                                     44,390,163
                                                                   ------------
 Business Services - 3.63%
*Bright Horizons Family Solutions .....................   205,800     3,858,750
*DBT Online ...........................................   257,800     6,283,875
*Diamond Technology Partners ..........................    93,200     8,009,375
*NFO Worldwide ........................................    90,900     2,033,888
*Profit Recovery Group ................................   691,150    18,358,672
                                                                   ------------
                                                                     38,544,560
                                                                   ------------
 Cable, Media & Publishing - 10.60%
*Acme Communications ..................................   122,100     4,059,825
*AMFM .................................................   100,100     7,832,825
*Consolidated Graphics ................................   296,000     4,421,500
*Cumulus Media, Class A ...............................    69,800     3,542,350
*Emmis Broadcasting ...................................   119,300    14,869,627
*Getty Images .........................................   122,500     5,987,188
*Insight Communications ...............................   365,300    10,822,013
*Radio One ............................................   209,300    19,255,600
*Salem Communications, Class A ........................   230,900     5,224,113
*USA Networks .........................................   435,708    24,072,867
*Westwood One .........................................   163,300    12,410,800
                                                                   ------------
                                                                    112,498,708
                                                                   ------------
 Chemicals - 2.38%
*Mettler-Toledo International .........................   661,200    25,249,575
                                                                   ------------
                                                                     25,249,575
                                                                   ------------
 Computers & Technology - 13.58%
*Bindview Development .................................   329,000    16,347,188
*eSPEED, Class A ......................................    50,200     1,785,238
*Exchange Applications ................................   159,200     8,895,300
 Henry(Jack) & Associates .............................   296,500    15,918,344
*HotJobs.com ..........................................   141,300     6,173,044
 Legato Systems .......................................   251,800    17,326,988
 Onyx Software ........................................   118,200     4,373,400
*RSA Security .........................................    74,700     5,789,250
 Sanchez Computer Associates ..........................   196,600     8,097,463
*Technology Solutions .................................   263,800     8,639,450
 Veritas Software .....................................   354,700    50,766,438
                                                                   ------------
                                                                    144,112,103
                                                                   ------------
Consumer Products - 4.85%
G&K Services, Class A .................................   360,800    11,680,900
Gemstar International
  Group Limited .......................................   558,600    39,800,250
                                                                   ------------

                                                         Number of     Market
December 31, 1999 (Unaudited)                             Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Electronics & Electrical Equipment - 15.97%
 Applied Micro Circuits ...............................   421,900  $ 53,686,775
 Etec Systems .........................................    99,000     4,442,625
 Lam Research .........................................    91,400    10,196,813
 Micrel ...............................................   721,900    41,103,181
 Novellus Systems .....................................    81,900    10,035,309
 PMC-Sierra ...........................................   203,200    32,575,500
 Teradyne .............................................   263,400    17,384,400
                                                                   ------------
                                                                    169,424,603
                                                                   ------------
 Environmental Services - 0.53%
*Waste Connections ....................................   387,200     5,590,200
                                                                   ------------
                                                                      5,590,200
                                                                   ------------
   Food, Beverage & Tobacco - 2.22%
*American Italian Pasta, Class A ......................   241,200     7,416,900
*Cheesecake Factory ...................................   404,500    14,157,500
   Morrison Management Specialists ....................    93,700     2,020,406
                                                                   ------------
                                                                     23,594,806
                                                                   ------------
   Healthcare & Pharmaceuticals - 3.36%
*Brookdale Living Communities .........................   477,600     5,910,300
*CIMA Labs ............................................   102,100     1,333,681
*Neurocrine Biosciences ...............................    44,700     1,106,325
*Pharmacopeia .........................................   148,500     3,359,813
*Trimeris .............................................   281,500     6,650,438
*United Therapeutics ..................................   241,800    11,122,800
*Wesley Jessen VisionCare .............................   139,500     5,283,563
*Women First Healthcare ...............................   164,700       864,675
                                                                   ------------
                                                                     35,631,595
                                                                   ------------
 Industrial Machinery - 0.31%
*Spinnaker Industries, Common .........................   135,628     1,610,583
*Spinnaker Industries, Class A ........................   135,500     1,626,000
                                                                   ------------
                                                                      3,236,583
                                                                   ------------
 Leisure, Lodging & Entertainment - 3.90%
 CEC Entertainment ....................................   665,100    18,872,213
*Extended Stay America ................................   210,300     1,603,538
 Ruby Tuesday .........................................   288,600     5,248,913
*Sonic ................................................   550,200    15,680,700
                                                                   ------------
                                                                     41,405,364
                                                                   ------------
 Retail - 13.05%
 American Eagle Outfitters ............................   308,000    13,860,000
*Cost Plus ............................................   626,375    22,314,609
*Dollar Tree Stores ...................................   635,550    30,784,453
*Duane Reade ..........................................   453,500    12,499,594
*Linens' n Things .....................................   384,500    11,390,813
 O'Reilly Automotive ..................................   541,800    11,648,700
+Schultz Sav-O Stores .................................   341,500     4,354,125
 Talbots ..............................................   164,400     7,336,350
*Too ..................................................   410,600     7,082,850
 Tweeter Home Entertainment Group .....................   415,800    14,760,900
*West Marine ..........................................   294,500     2,429,625
                                                                   ------------
                                                                    138,462,019
                                                                   ------------

                                                         Number of      Market
Delaware Trend Fund                                        Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Telecommunications - 13.59%
*Concord Communications ...............................   242,500  $ 10,760,938
 Dycom ................................................   498,000    21,943,125
 Network Appliance ....................................   588,800    48,907,200
 Nextlink Communications, Class A .....................   468,900    38,948,006
*Pinnacle Holdings ....................................   518,800    21,984,150
*Tickets.com ..........................................   115,600     1,654,525
                                                                   ------------
                                                                    144,197,944
                                                                   ------------
 Transportation & Shipping - 1.19%
 Forward Air ..........................................   289,900    12,574,403
                                                                   ------------
                                                                     12,574,403
                                                                   ------------
 Total Common Stock (cost $542,111,250)                             990,393,776
                                                                   ------------

                                                       Principal
                                                         Amount
                                                      -----------

Repurchase Agreements - 6.60%
With Chase Manhattan 2.50% 1/3/00
 (dated 12/31/99, collateralized by
 $19,766,000 U.S. Treasury Notes
 4.75% due 2/15/04, market value
$18,987,595) .......................................  $18,560,000    18,560,000
With J.P. Morgan Securities 3.00% 1/3/00
 (dated 12/31/99, collateralized by
 $7,552,000 U.S. Treasury Notes 6.375%
 due 9/30/01 market value $7,688,573
 and $7,353,000 U.S. Treasury Notes
 6.625% due 4/30/02, market value
 $7,493,613 and $7,335,000 U.S. Treasury
 Notes 6.25% due 6/30/02, market value
 $7,329,263) ......................................    22,060,000    22,060,000
With PaineWebber 3.00% 1/3/00 (dated
 12/31/99, collateralized by $7,556,000
 U.S. Treasury Notes 5.625% due
 11/30/00, market value $7,563,995
 and $7,353,000 U.S.Treasury Notes
 5.375% due 2/15/01, market value
 $7,442,996) ......................................    14,707,000    14,707,000
With Prudential 2.75% 1/3/00
 (dated 12/31/99, collateralized by
 $15,328,000 U.S. Treasury Bills
 5.375% due 5/18/00, market value
 $15,009,706) .....................................    14,707,000    14,707,000
                                                                     ----------
Total Repurchase Agreements
 (cost $70,034,000)                                                  70,034,000
                                                                     ----------

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.94%
  (cost $612,145,250) .......................................... $1,060,427,776
Receivables and Other Assets
  Net of Liabilities - 0.06% ...................................        599,876
                                                                 --------------
Net Assets Applicable to 44,236,155 Shares
  Outstanding - 100.00% ........................................ $1,061,027,652
                                                                 --------------
Net Asset Value - Delaware Trend Fund A Class
  ($723,532,470 / 29,985,989 Shares) ...........................         $24.13
                                                                         ------
Net Asset Value - Delaware Trend Fund B Class
  ($150,983,146 / 6,622,020 Shares) ............................         $22.80
                                                                         ------
Net Asset Value - Delaware Trend Fund C Class
  ($38,929,819 / 1,680,694 Shares) .............................         $23.16
                                                                         ------
Net Asset Value - Trend Fund Institutional Class
  ($147,582,217 / 5,947,452 Shares) ............................         $24.81
                                                                         ------
----------------------
*Non-income producing security for the period ended December 31, 1999.

+Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. Top ten holdings representing 36.37% of net assets, are printed in bold.


Components of Net Assets at December 31, 1999
Shares of Beneficial Interest (unlimited authorization -
  no par) ...................................................... $  575,317,731
Accumulated net investment loss ................................     (3,509,247)
Accumulated net realized gain on investments ...................     40,936,642
Net unrealized appreciation of investments .....................    448,282,526
                                                                 --------------
Total net assets ............................................... $1,061,027,652
                                                                 --------------

Net Asset Value and Offering Price Per Share -
  Delaware Trend Fund
Net asset value A Class (A) ....................................         $24.13
Sales charge (5.75% of offering price or 6.09%
  of the amount invested per share) (B) ........................           1.47
                                                                         ------
   Offering price ..............................................         $25.60
                                                                         ------
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchase of $50,000 or more.

See accompanying notes

Statement of Operations

Delaware Group Equity Funds III

                                                             Delaware Trend Fund
--------------------------------------------------------------------------------
                                                      Six Months Ended 12/31/99
                                                              (Unaudited)
Investment Income:
Interest ...........................................  $ 1,579,429
Dividends ..........................................      344,525  $  1,923,954
                                                       ----------  ------------
Expenses:
Management fees ....................................    2,809,827
Distribution expense ...............................    1,340,709
Dividend disbursing and transfer agent fees
  and expenses .....................................      878,100
Accounting and administration ......................      184,544
Reports and statements to shareholders .............      103,500
Registration fees ..................................       38,000
Taxes (other than taxes on income) .................       32,000
Custodian fees .....................................       22,476
Professional fees ..................................       21,000
Trustees' fees .....................................        4,451
Other ..............................................       19,073
                                                      -----------
 ...................................................    5,453,680
Less fees paid indirectly                                 (20,479)    5,433,201
                                                       ----------  ------------
Net Investment Loss                                                  (3,509,247)
                                                                   ------------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ...................                116,839,107
Net change in unrealized appreciation of investments                191,366,267
                                                                   ------------

Net Realized and Unrealized Gain on Investments ....                308,205,374
                                                                   ------------

Net Increase in Net Assets Resulting from Operations               $304,696,127
                                                                   ------------


                             See accompanying notes

Statements of Changes in Net Assets

Delaware Group Equity Funds III



                                                         Delaware Trend Fund
--------------------------------------------------------------------------------
                                                   Six Months Ended    Year
                                                        12/31/99      Ended
                                                       (Unaudited)   6/30/99

Increase (Decrease) in Net Assets from Operations:

Net investment loss ..........................  $   (3,509,247)  $ (5,459,525)
Net realized gain on investments .............     116,839,107     49,556,238
Net change in unrealized appreciation of
  investments ................................     191,366,267     97,315,848
                                                --------------   ------------
Net increase in net assets resulting from
  operations .................................     304,696,127    141,412,561
                                                --------------   ------------
Distributions to Shareholders from:
Net realized gain on investments
  A Class ....................................     (78,621,705)   (63,040,188)
  B Class ....................................     (15,747,094)   (10,391,880)
  C Class ....................................      (3,776,202)    (2,060,376)
  Institutional Class ........................     (13,226,767)    (7,689,241)
                                                --------------   ------------
                                                  (111,371,768)   (83,181,685)
                                                --------------   ------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ....................................     206,163,627    801,415,672
  B Class ....................................      35,328,046     20,583,538
  C Class ....................................      16,218,479     13,073,466
  Institutional Class ........................      59,481,223     29,375,062

Net asset value of shares issued upon
  reinvestment of distributions from net
  realized gain on investments:
  A Class ....................................      73,155,977     59,761,204
  B Class ....................................      14,175,092      9,305,352
  C Class ....................................       3,360,161      1,973,688
  Institutional Class ........................      13,226,020      7,688,052
                                                --------------   ------------
                                                   421,108,625    943,176,034
                                                --------------   ------------
Cost of shares repurchased:
  A Class ....................................    (194,011,911)  (871,474,004)
  B Class ....................................     (10,251,948)   (20,851,723)
  C Class ....................................      (7,868,091)   (10,491,571)
  Institutional Class ........................     (16,924,163)   (39,095,070)
                                                --------------   ------------
                                                  (229,056,113)  (941,912,368)
                                                --------------   ------------
Increase in net assets derived from capital
  share transactions .........................     192,052,512      1,263,666
                                                --------------   ------------
Net increase in net assets ...................     385,376,871     59,494,542
Net Assets:
Beginning of year ............................     675,650,781    616,156,239
                                                --------------   ------------
End of period ................................  $1,061,027,652   $675,650,781
                                                --------------   ------------


                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period was as follows:                                          Delaware Trend Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended
                                                              12/31/99                           Year Ended
                                                            (Unaudited)   6/30/99      6/30/98     6/30/97      6/30/96      6/30/95
Net asset value, beginning of period ......................  $ 19.630     $18.550      $16.730     $18.160      $14.210    $12.210

Income (loss) from investment operations:
  Net investment loss(1) ..................................    (0.084)     (0.140)      (0.126)     (0.075)      (0.127)    (0.074)
  Net realized and unrealized gain on investments .........     7.564       3.820        3.886       0.155        4.977      2.864
                                                             ---------------------------------------------------------------------
  Total from investment operations ........................     7.480       3.680        3.760       0.080        4.850      2.790
                                                             ---------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (2.980)     (2.600)      (1.940)     (1.510)      (0.900)    (0.790)
                                                             ---------------------------------------------------------------------
  Total distributions .....................................    (2.980)     (2.600)      (1.940)     (1.510)      (0.900)    (0.790)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ............................   $24.130     $19.630      $18.550     $16.730      $18.160    $14.210
                                                             ---------------------------------------------------------------------


Total return(2) ...........................................     42.18%      24.76%       23.97%       1.67%       35.53%     24.40%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $723,532    $504,007     $469,152    $428,309     $497,188   $318,933
  Ratio of expenses to average net assets .................      1.33%       1.45%        1.34%       1.34%        1.31%      1.36%
  Ratio of net investment income to average net assets ....     (0.83%)     (0.87%)      (0.70%)     (0.47%)      (0.79%)    (0.58%)
  Portfolio turnover ......................................        38%         86%         114%        115%          90%        64%

----------------------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                              Delaware Trend Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months Ended                                                Period
                                                               12/31/99                    Year Ended                   9/6/94(3) to
                                                             (Unaudited)  6/30/99      6/30/98     6/30/97      6/30/96    6/30/95
Net asset value, beginning of period ......................   $18.750     $17.960      $16.370     $17.920      $14.130    $12.110

Income (loss) from investment operations:
  Net investment loss1 ....................................    (0.152)     (0.248)      (0.252      (0.189)      (0.248)    (0.142)
  Net realized and unrealized gain on investments .........     7.182       3.638        3.782       0.149        4.938      2.162
                                                             ---------------------------------------------------------------------
  Total from investment operations ........................     7.030       3.390        3.530      (0.040)       4.690      2.020
                                                             ---------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (2.980)      (2.60)      (1.940)     (1.510)      (0.900)     none
                                                             ---------------------------------------------------------------------
  Total distributions .....................................    (2.980)      (2.60)      (1.940)     (1.510)      (0.900)     none
                                                             ---------------------------------------------------------------------

Net asset value, end of period ............................   $22.800     $18.750      $17.960     $16.370      $17.920    $14.130
                                                             ---------------------------------------------------------------------

Total return(2) ...........................................     41.73%      23.83%       23.09%       0.96%       34.55%     16.68%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $150,983     $86,463      $71,470     $55,047      $35,090     $5,175
  Ratio of expenses to average net assets .................      2.05%       2.17%        2.09%       2.09%        2.06%      2.12%
  Ratio of net investment income to average net assets ....     (1.55%)     (1.59%)      (1.45%)     (1.25%)      (1.54%)    (1.34%)
  Portfolio turnover ......................................        38%         86%         114%        115%          90%        64%

----------------------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering: ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                          Delaware Trend Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended                                       Period
                                                              12/31/99               Year Ended               11/29/95(3) to
                                                            (Unaudited)   6/30/99      6/30/98     6/30/97        1996
Net asset value, beginning of period ......................     $19.010     $18.170      $16.540     $18.090      $15.460

Income (loss) from investment operations:
  Net investment loss1 ....................................      (0.152)     (0.250)      (0.255)     (0.197)      (0.253)
  Net realized and unrealized gain on investments .........       7.282       3.690        3.825       0.157        3.233
                                                                ---------------------------------------------------------
  Total from investment operations ........................       7.130       3.440        3.570       (0.40)       2.980
                                                                ---------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....      (2.980)     (2.600)      (1.940)     (1.510)      (0.350)
                                                                ---------------------------------------------------------
  Total distributions .....................................      (2.980)     (2.600)      (1.940)     (1.510)      (0.350)
                                                                ---------------------------------------------------------

Net asset value, end of period ............................     $23.160     $19.010      $18.170     $16.540      $18.090
                                                                ---------------------------------------------------------

Total return(2) ...........................................       41.68%      23.82%       23.09%       0.95%       19.66%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................     $38,930     $20,566      $14,259     $11,447       $6,359
  Ratio of expenses to average net assets .................        2.05%       2.17%        2.09%       2.09%        2.06%
  Ratio of net investment income to average net assets ....       (1.55%)     (1.59%)      (1.45%)     (1.28%)      (1.54%)
  Portfolio turnover ......................................          38%         86%         114%        115%          90%

----------------------
(1)  Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering: ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                         Delaware Trend Fund Institutional Class

                                                          Six Months Ended
                                                              12/31/99                           Year Ended
                                                            (Unaudited)   6/30/99      6/30/98     6/30/97      6/30/96     6/30/95
Net asset value, beginning of period ......................   $20.080     $18.870      $16.950     $18.330      $14.300     $12.250

Income (loss) from investment operations:
  Net investment loss1 ....................................    (0.055)     (0.095)      (0.082)     (0.034)      (0.087)    (0.044)
  Net realized and unrealized gain on investments .........     7.765       3.905        3.942       0.164        5.017      2.884
                                                              --------------------------------------------------------------------
  Total from investment operations ........................     7.710       3.810        3.860       0.130        4.930      2.840
                                                              --------------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments .....    (2.980)     (2.600)      (1.940)     (1.510)      (0.900)    (0.790)
                                                              --------------------------------------------------------------------
  Total distributions .....................................    (2.980)     (2.600)      (1.940)     (1.510)      (0.900)    (0.790)
                                                              --------------------------------------------------------------------

Net asset value, end of period ............................   $24.810     $20.080      $18.870     $16.950      $18.330    $14.300
                                                              --------------------------------------------------------------------

Total return(2) ...........................................     42.39%      25.07%       24.35%       1.94%       35.88%     24.74%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $147,582     $64,615      $61,275    $120,319     $150,695    $55,437
  Ratio of expenses to average net assets .................      1.05%       1.17%        1.09%       1.08%        1.06%      1.12%
  Ratio of net investment income to average net assets ....     (0.55%)     (0.59%)      (0.45%)     (0.21%)      (0.54%     (0.34%)
  Portfolio turnover ......................................        38%         86%         114%        115%          90%        64%

----------------------
(1) Per share information was based on the average shares outstanding method.

                             See accompanying notes

Notes to Financial Statements



December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds III - Delaware Trend Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers four classes of shares. The Delaware Trend Fund A Class carries a front-end sales charge of 5.75%. The Delaware Trend Fund B Class carries a back-end deferred sales charge. The Delaware Trend Fund C Class carries a level load deferred sales charge and the Delaware Trend Fund Institutional Class has no sales charge.

The Fund's objective is to provide long term capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the NYSE on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,803 for the six months ended December 31, 1999. In addition, the fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $11,676 for the six months ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "Fees paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.750% on the first $500 million of average daily net assets of the Fund, 0.700% on the next $500 million, 0.650% on the next $1,500 million and 0.600% on the average daily net assets in excess $2,500 million. At December 31, 1999, the fund had a liability for investment management fees and other expenses payable to DMC of $245,166.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At December 31, 1999 the Fund had a liability for such fees and other expenses payable to DSC of $144,041.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At December 31, 1999 the Fund had a liability for such fees payable to DDLP of $26,676.

For the six months ended December 31, 1999, DDLP earned $77,561 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments

During the six months ended December 31, 1999, the Fund made purchases of $319,315,854 and sales of $269,603,214 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $448,282,526 of which $475,280,562 related to unrealized appreciation of securities and $26,998,036 related to unrealized depreciation of securities. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $612,145,250.

4. Capital Shares

Transactions in capital shares were as follows:
                                                    Six Months Ended   Year
                                                         12/31/99     Ended
                                                       (Unaudited)   6/30/99

Shares sold:
   A Class .......................................     10,277,572  51,759,227
   B Class .......................................      1,800,364   1,341,460
   C Class .......................................        819,775     832,368
   Institutional Class ...........................      2,888,854   1,815,083

Shares issued upon reinvestment of distributions from net realized gain on investments:
   A Class .......................................      3,684,427   4,112,939
   B Class .......................................        746,598     666,093
   C Class .......................................        173,126     139,286
   Institutional Class ...........................        638,949     518,412
                                                      ----------- -----------
                                                       21,029,665  61,184,868
                                                      ----------- -----------
Shares repurchased:
   A Class .......................................     (9,656,294)(55,479,338)
   B Class .......................................       (535,502) (1,375,488)
   C Class .......................................       (394,143)   (674,406)
   Institutional Class ...........................       (798,283) (2,363,001)
                                                      ----------- -----------
                                                      (11,384,222)(59,892,233)
                                                      ----------- -----------
Net increase .....................................      9,645,443  01,292,635
                                                      ----------- -----------

5. Lines of Credit

The Fund has a committed line of credit for $24.3 million. No amount was outstanding at December 31, 1999, or at any time during the fiscal year.


6. Market Risk

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED: BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Decatur Equity Income Fund
o  Growth and Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Extended Duration Bond Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund Asset Allocation
o  Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman,
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


(2721)                                        Printed in the USA
SA-003 [12/99] PP 2/00                                     (J5546)